EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended December 7, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Jan 2008 – Dec 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.3%	0.3%	-6.3%	-6.3%	-5.2%	-1.5%	2.0%	-1.5%	11.6%	-22.9%	-0.1	-0.2
B**	0.3%	0.3%	-6.9%	-6.9%	-5.8%	-2.2%	N/A	-2.2%	11.6%	-24.9%	-0.1	-0.3
Legacy 1***	0.3%	0.3%	-4.3%	-4.3%	-3.3%	N/A	N/A	-3.6%	11.0%	-18.1%	-0.3	-0.4
Legacy 2***	0.3%	0.3%	-4.6%	-4.6%	-3.7%	N/A	N/A	-3.9%	10.9%	-18.6%	-0.3	-0.5
Global 1***	0.4%	0.4%	-3.7%	-3.7%	-4.2%	N/A	N/A	-4.5%	10.4%	-17.5%	-0.4	-0.6
Global 2***	0.4%	0.4%	-3.9%	-3.9%	-4.4%	N/A	N/A	-4.8%	10.4%	-18.4%	-0.4	-0.6
Global 3***	0.3%	0.3%	-5.5%	-5.5%	-6.1%	N/A	N/A	-6.5%	10.4%	-23.5%	-0.6	-0.8

S&P 500 Total Return Index****	0.2%	0.2%	15.2%	15.2%	10.6%	1.5%	7.0%	1.5%	19.0%	-48.5%	0.2	0.1
Barclays Capital U.S. Long Gov Index****	-0.2%	-0.2%	5.6%	5.6%	14.3%	10.0%	7.8%	10.0%	13.1%	-12.3%	0.8	1.4
*					Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**					Units began trading in August 2003.
***					Units began trading in April 2009.
****					Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector			Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	17%					17%
Energy	7%	Short	Crude Oil	3.3%	Short	7%	Short	Crude Oil	3.3%	Short
			Gasoline Blendstock	1.3%	Long			Gasoline Blendstock	1.3%	Long
Grains/Foods	6%	Short	Sugar	1.5%	Short	6%	Short	Sugar	1.5%	Short
			Coffee	1.4%	Short			Coffee	1.4%	Short
Metals	4%	Long	Silver	1.2%	Long	4%	Long	Silver	1.2%	Long
			Copper	0.8%	Long			Copper	0.8%	Long
FINANCIALS	83%					83%
Currencies	30%	Short $	Euro	3.9%	Short	30%	Short $	Euro	4.0%	Short
			Japanese Yen	3.0%	Short			Japanese Yen	3.0%	Short
Equities	31%	Long	S&P 500	6.6%	Long	32%	Long	S&P 500	6.7%	Long
			Dax Index	4.0%	Long			Dax Index	4.0%	Long
Fixed Income	22%	Long	U.S. 10-Year Treasury Notes	4.2%	Long	21%	Long	U.S. 10-Year Treasury Notes	4.1%	Long
			Bunds	3.4%	Long			Bunds	3.4%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil prices fell in excess of 3% as reports from the U.S. Energy Information Administration showed larger-than-expected U.S. supplies.  Natural gas markets erased early-week gains and finished lower for the week following reports for upcoming warm temperatures in the U.S.

Grains/Foods
Corn markets finished lower due to government reports showing weak export sales data.  Conversely, the same reports showed strong export sales for soybeans, which supported prices.  Excess rain in Argentina, which speculators believed will have a delay on plantings, also helped move soybean prices higher.  Cocoa markets fell sharply due to heavy selling by commodity speculators attempting to lock in profits from recent uptrends.

Metals
Copper markets rose to a new 6-week high, fueled by hopes for new stimulus activity in China, the world largest copper consumer.  Early-week declines in the U.S. dollar furthered copper’s rally.  Precious metals markets predominantly fell due to liquidations by investors trying to reduce exposure prior to year-end.

Currencies
The euro fell sharply following comments from Mario Draghi, the European Central Bank President, forecasting continuing economic weakness in the Eurozone into 2013.  The U.S. dollar strengthened due to a better-than-expected jobs report for November, which prompted investor confidence in the U.S.  In Asia, the Japanese yen experienced a steep rally as its role as a safe haven currency expanded due to concerns surrounding the U.S. fiscal cliff.  Gains in the yen were nearly offset by week-end as investors liquidated yen positions to take advantage of U.S. confidence.

Equities
U.S. equity markets finished the week higher due to a late rally spurred by an optimistic employment report for November.  European equity markets soared to levels unseen since 2008, responding positively to strong Eurozone manufacturing data and hopes economic stimulus in China will have an overall bullish impact on the global economy.

Fixed Income
German Bund markets were up in excess of 2% due to weakness in the sovereign debt markets of smaller European nations.  A key driver for the Bund’s advance was weakness in the Italian bond markets, which experienced declines due to political tension between Italian lawmakers.  U.S. Treasury markets experienced modest declines as the bearish effect of an upbeat employment report outweighed the bullish effect of elevated demand for U.S. debt products caused by U.S. Fiscal Cliff concerns.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.